FIRST INVESTORS SERIES FUND II, INC.
                Supplement to Statement of Additional Information
                             dated February 28, 1997


      1. The following replaces "Cross-Investment of Cash Distributions" in its entirety on page 34:


      "CROSS-INVESTMENT OF CASH DISTRIBUTIONS. You may elect to invest in Class A or Class B shares of a Fund at net asset value all the cash distributions from the same class of shares of another Eligible Fund. The investment will be made at the net asset value per share of the Fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. You may also elect to invest cash distributions of a Fund's Class A or Class B shares into the same class of another Eligible Fund, including the Money Market Funds. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. Cash distributions from a Fund's Class B shares may only be invested into an existing Class B share account. If your distributions are to be invested in Class A shares in a new account, you must invest a minimum of $50 per month. To arrange for cross-investing, call Shareholder Services at 1-800-423-4026."


      2. The following replaces the first full paragraph of "Systematic Withdrawal Plan" on page 34:

         "SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own noncertificated Class A or Class B shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). If you have a Fund account with a value of at least $5,000, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). You may have the payments sent directly to you or persons you designate. The $5,000 minimum account balance is currently being waived for required minimum distributions on retirement plan accounts. Additionally, regardless of the amount of your Class A or Class B Fund account, you may also elect to have the Systematic Plan payments automatically (i) invested at net asset value in the same class of shares of any other Eligible Fund, including the Money Market Funds, or (ii) paid to First Investors Life Insurance Company for the purchase of a life insurance policy or a variable annuity. If your Systematic Plan payments are to be invested in a new Class A Eligible Fund account, you must invest a minimum of $600 per year. Systematic Plan payments from a Class B account must be invested in an existing Class B Eligible Fund account. Dividends and other distributions, if any, are reinvested in additional shares of the same class of the Fund. Shareholders may add shares to the Withdrawal Plan or terminate the Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative. Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings."

SFSAI697                                                           June 30, 1997

                      FIRST INVESTORS SERIES FUND II, INC.
                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 1997



         The following replaces the second sentence under "Systematic Investing" on page 16:

"You may also elect to invest in Class A or Class B shares of a Fund at net asset value all the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of an existing account in another Eligible Fund."


FISFP697                                                           June 30, 1997